UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228

(Address of principal executive offices) (Zip Code)

 (614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On December 5, 2008, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which reported our third quarter and year-to-date fiscal 2008 unaudited results and updated guidance for our fourth quarter and full year fiscal 2008.

The press release and conference call both included non-GAAP earnings per diluted common share from continuing operations for our fourth quarter of fiscal 2007 and full year fiscal 2007 that we previously publicly disclosed.  These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”): (i) $0.04 per diluted common share related to settlement amounts from the KB Toys bankruptcy trust recognized in the fourth quarter of fiscal 2007; and (ii) $0.06 per diluted common share related to proceeds from insurance claims filed as a result of hurricanes occurring in 2005 and settlement amounts from the KB Toys bankruptcy trust recognized during fiscal 2007.  A presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP are included in our March 5, 2008 press release that was furnished with our Form 8-K filed on March 11, 2008.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that our management believes is more indicative of our ongoing operating results and financial condition.  Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP.  Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our December 5, 2008 press release (Exhibit 99.1) and the transcript of our December 5, 2008 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results.  The information in the exhibits is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K.  By furnishing the information in this Form 8-K and the exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On December 5, 2008, Sheldon M. Berman retired from our Board of Directors.

(d)
On December 5, 2008, Peter J. Hayes, 66, was elected to serve on our Board of Directors.  Most recently, Mr. Hayes was the Chief Operating Officer for Variety Wholesalers Inc., a retailer.  By virtue of his election, Mr. Hayes becomes a participant in the Big Lots, Inc. Non-Employee Director Compensation Package that was furnished with our Form 8-K filed on June 4, 2008.  Attached to this Form 8-K as Exhibit 99.4 is a copy of our December 10, 2008 press release announcing Mr. Hayes’ election.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.

	Exhibit No.	Description

	10.1	Big Lots, Inc. Non-Employee Director Compensation Package, effective May 2008 (incorporated herein by reference to Exhibit 10.2 to our Form 8-K filed on June 4, 2008).

	99.1*	Big Lots, Inc. press release dated December 5, 2008.

	99.2*	Big Lots, Inc. conference call transcript dated December 5, 2008.

	99.3	Big Lots, Inc. press release dated March 5, 2008 (incorporated herein by reference to Exhibit 99.1 to our Form 8-K filed on March 11, 2008).

	99.4*	Big Lots, Inc. press release dated December 10, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: December 11, 2008	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary